SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  November 8, 1996



                                 AUTOZONE, INC.
            (Exact Name of Registrant as Specified in Its Charter)



                                     Nevada
                 (State or Other Jurisdiction of Incorporation)



	1-10714							                                                62-1482048
(Commission File Number)				                              (I.R.S. Employer
                                                 								Identification No.)




                123 South Front Street, Memphis, Tennessee 38103
               (Address of Principal Executive Offices)(Zip Code)



                                (901) 495-6500
              (Registrant's Telephone Number, Including Area Code)


                               (Not applicable)
         (Former name or former address, if changed since last report)




Item 5. Other Events.

On November 8, 1996, the Company announced that Thomas S. Hanemann, President, would retire effective December 12, 1996. J.C. Adams, Jr., currently the Company's Vice Chairman and Chief Operating
Officer will be elected President upon Mr. Hanemann's retirement.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release dated November 8, 1996.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         							AUTOZONE, INC.

Date:  November 8, 1996				                     By:  /s/ Harry L. Goldsmith
                                         							----------------------------
                                        								Harry L. Goldsmith
                                        								Vice President
                                        								& Secretary